UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

Recro Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-36329	26-1523233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 E. Uwchlan Ave, Suite 112
Exton, Pennsylvania		19341
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 534-8239

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	REPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2021 (the “Original Report”), as amended and supplemented by a Current Report on Form 8-K/A, filed with the SEC on September 10, 2021 (the “Amended Report,” and collectively with the Original Report, the “Report”), Recro Pharma, Inc. (the “Company”) entered into a Unit Purchase Agreement (the “Purchase Agreement”) by and among the Company, IriSys, LLC, a California limited liability company (“IriSys”), IriSys, Inc., a California corporation (“IriSys Parent”), Continent Pharmaceuticals U.S., Inc., a Delaware corporation, and EPS Americas Corp., a Delaware corporation (collectively, the “Sellers”), and IriSys Parent, in its capacity as the representative of the Sellers, pursuant to which the Company agreed to purchase 100% of the outstanding units of IriSys from the Sellers (the “Acquisition”). The closing of the Acquisition occurred simultaneously with the execution of the Purchase Agreement. As a result of the Acquisition, IriSys became a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A (this “Amendment”) further amends and supplements the Report to include updated pro forma combined statements of operations for the nine months ended September 30, 2021.

The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the combined results of operations that would have been realized had the Acquisition occurred as of the date indicated, nor is it meant to be indicative of any future results of operations that the Company will achieve after the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2021 are filed as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma combined statement of operations of Recro Pharma, Inc. for the nine months ended September 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Recro Pharma, Inc.

Date:	January 14, 2022	By:	/s/ J. David Enloe, Jr.
		Name:	J. David Enloe, Jr.
		Title:	President and Chief Executive Officer